Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2008

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS:
Return on assets (ratio of net income (loss) to average total assets) (1)	2.14%	(6.93)%	(1.49)%	0.87%	0.25%
Return on equity (ratio of net income (loss) to average equity) (1)	11.81	(35.24)	(7.46)	4.37	1.23
Net interest rate spread (1)	3.49	3.29	3.31	3.29	3.02
Net interest margin (1)	3.90	3.80	3.88	3.93	3.80
Efficiency ratio	98.24	253.46	160.33	73.57	92.05
Noninterest expense to average total assets (1)	4.00	10.32	6.39	3.60	3.86
Average interest-earning assets to average interest-bearing liabilities	124.32	128.92	129.40	128.96	130.01
Offices	18	18	18	18	18
Employees (full time equivalents)	393	395	397	404	425

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
SUMMARY STATEMENT OF OPERATIONS:
Total interest income	$19,082	$18,749	$19,387	$20,742	$21,925
Total interest expense	5,810	5,983	6,405	7,469	8,880

Net interest income before provision	13,272	12,766	12,982	13,273	13,045
Provision (credit) for loan losses	3,487	1,406	250	(51)	10

Net interest income	9,785	11,360	12,732	13,324	13,035
Noninterest income	1,789	1,968	1,521	4,706	2,502
Noninterest expense	14,796	37,345	23,253	13,228	14,311

Income (loss) before income tax	(3,222)	(24,017)	(9,000)	4,802	1,226
Income tax expense (benefit)	(11,130)	1,065	(3,593)	1,610	297

Net income (loss)	$7,908	$(25,082)	$(5,407)	$3,192	$929

Basic earnings (loss) per common share	$.40	$(1.27)	$(0.27)	$0.16	$0.05

Diluted earnings (loss) per common share	$.40	$(1.26)	$(0.27)	$0.16	$0.05

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
NONINTEREST INCOME AND EXPENSE:
Noninterest Income:
Deposit service charges and fees	$920	$989	$837	$825	$915
Other fee income	349	533	587	475	484
Insurance commissions and annuities income	188	158	202	246	287
Gain on sales of loans	8	23	17	70	34
Gain on sales of securities	—	—	—	1,385	—
Gain on unredeemed VISA Stock	—	—	—	1,240	—
Gain (loss) on disposition of premises and equipment	—	—	(311)	9	(4)
Loan servicing fees	184	190	184	213	204
Amortization and impairment of servicing assets	84	(119)	(178)	(311)	(64)
Operations of real estate owned	(121)	(139)	(163)	(11)	(13)
Earnings on Bank Owned Life Insurance	29	153	187	217	231
Other	148	180	159	348	428

Total noninterest income	$1,789	$1,968	$1,521	$4,706	$2,502

Noninterest Expense:
Compensation and benefits	$7,265	$7,544	$7,506	$8,220	$8,020
Office occupancy and equipment	1,864	1,481	1,582	1,947	1,615
Advertising and public relations	515	373	309	164	320
Information technology	1,005	963	790	904	848
Supplies, telephone and postage	506	545	497	522	572
Amortization of intangibles	440	446	446	452	464
Visa litigation	—	—	—	—	1,240
Loss on impairment of securities available for sale	—	24,844	11,075	—	—
Loss on early extinguishment of borrowings	1,975	—	—	—	—
Other	1,226	1,149	1,048	1,019	1,232

Total noninterest expenses	$14,796	$37,345	$23,253	$13,228	$14,311

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
SUMMARY BALANCE SHEET:
ASSETS:
Cash and due from other financial institutions	$29,213	$21,258	$27,915	$25,530	$28,279
Interest-bearing deposits and short-term investments	116	15,030	6,297	3,611	669
Securities available-for-sale, at fair value	124,919	75,865	78,030	73,545	77,049
Loans held-for-sale	872	1,264	702	1,786	173
Loans receivable, net	1,267,968	1,216,185	1,225,115	1,246,983	1,253,999
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	34,565	34,448	34,013	34,014	34,487
Intangible assets	28,551	28,991	29,437	29,883	30,335
Bank Owned Life Insurance	20,171	20,142	19,989	19,802	19,585
Other assets	32,728	19,908	19,716	24,316	20,370

Total assets	$1,554,701	$1,448,689	$1,456,812	$1,475,068	$1,480,544

LIABILITIES AND EQUITY:
Deposits	$1,069,855	$1,046,104	$1,080,986	$1,057,613	$1,073,650
Borrowings	200,350	101,935	70,633	112,020	96,433
Other liabilities	17,705	39,023	17,030	15,850	19,324

Total liabilities	1,287,910	1,187,062	1,168,649	1,185,483	1,189,407
Stockholders’ equity	266,791	261,627	288,163	289,585	291,137

Total liabilities and stockholders’ equity	$1,554,701	$1,448,689	$1,456,812	$1,475,068	$1,480,544

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS:
BankFinancial Corporation:
Equity to total assets (end of period)	17.16%	18.06%	19.78%	19.63%	19.66%
Tangible equity to tangible total assets (end of period)	15.48	16.47	17.99	18.11	17.95
BankFinancial FSB:

Risk-based total capital ratio	14.69	15.72	16.59	16.55	16.54
Risk-based tier 1 capital ratio	13.79	14.87	15.79	15.77	15.74
Tier 1 leverage ratio	12.08	13.17	14.13	14.20	13.95

Stock repurchases - $ (000’s)	$1,272	$1,404	$1,162	$3,899	$5,273
Stock repurchases - shares	117,700	101,200	76,000	254,800	335,900

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
COMMON STOCK AND DIVIDENDS:
Stock Prices:
Close	$10.19	$14.68	$13.01	$15.91	$15.82
High	14.99	15.98	16.16	16.44	16.67
Low	9.07	12.70	13.00	13.66	14.54

Book value per share	$12.30	$12.00	$13.15	$13.17	$13.09
Tangible book value per share	$10.98	$10.67	$11.81	$11.81	$11.72

Cash dividends paid	$0.07	$0.07	$0.07	$0.07	$0.07

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS:
Non-interest-bearing demand	$109,056	$108,110	$108,530	$112,557	$111,554
Savings	94,802	96,489	101,532	99,718	97,280
Money market accounts	205,768	196,050	183,180	224,078	250,682
Interest-bearing NOW	285,737	309,482	364,106	318,355	306,517
Certificates of deposit - Retail	339,771	330,390	316,761	301,990	305,610
Certificates of deposit - Wholesale	34,721	5,583	6,877	915	2,007

Total certificates of deposit	374,492	335,973	323,638	302,905	307,617

Total deposits	$1,069,855	$1,046,104	$1,080,986	$1,057,613	$1,073,650

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS:
One- to four-family residential real estate	$323,713	$323,897	$329,575	$340,439	$345,245
Multi-family mortgage loans	305,318	303,516	306,209	301,957	291,395
Nonresidential real estate	342,276	331,629	323,555	327,542	325,885
Construction and land loans	49,511	45,728	52,785	60,020	64,483
Commercial loans	77,559	70,129	68,168	76,164	83,233
Commercial leases	175,804	144,856	146,714	142,069	144,841
Consumer loans	2,655	2,757	2,809	3,408	3,506
Other loans (including municipal)	4,120	4,120	4,334	4,334	4,544

Total loans	1,280,956	1,226,632	1,234,149	1,255,933	1,263,132
Loans in process	(154)	(139)	(165)	(161)	(168)
Net deferred loan origination costs	1,912	1,957	2,031	2,041	2,086
Allowance for loan losses	(14,746)	(12,265)	(10,900)	(10,830)	(11,051)

Loans, net	$1,267,968	$1,216,185	$1,225,115	$1,246,983	$1,253,999

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY RATIOS:
Nonperforming Loans and Assets:
Nonperforming loans	$13,658	$12,497	$11,248	$8,737	$12,058
Real estate owned	955	931	937	899	820

Nonperforming assets	$14,613	$13,428	$12,185	$9,636	$12,878

Asset Quality Ratios:
Nonperforming assets to total assets	0.94%	0.93%	0.84%	0.65%	0.87%
Nonperforming loans to total loans	1.07	1.02	0.91	0.70	0.95
Allowance for loan losses to nonperforming loans	107.97	98.14	96.91	123.96	91.65
Allowance for loan losses to total loans	1.15	1.00	0.89	0.86	0.87
Net charge-off ratio (1)	0.32	0.01	0.06	0.05	0.01

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
ALLOWANCE FOR LOAN LOSSES:
Beginning balance	$12,265	$10,900	$10,830	$11,051	$11,080
Provision (credit) for loan losses	3,487	1,406	250	(51)	10
Loans charged off	(1,016)	(42)	(182)	(173)	(46)
Recoveries	10	1	2	3	7

Ending balance	$14,746	$12,265	$10,900	$10,830	$11,051

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
SELECTED AVERAGE BALANCES:
Average total assets	$1,478,893	$1,447,499	$1,454,496	$1,471,387	$1,484,541
Average earning assets	1,354,221	1,337,304	1,346,496	1,358,390	1,362,890
Average total loans	1,251,180	1,224,472	1,233,586	1,257,089	1,277,238
Average investment securities	83,352	94,459	86,855	83,536	64,097
Average FHLB stock	15,598	15,598	15,598	15,598	15,598
Average other earning assets	4,091	2,775	10,457	2,167	5,957
Average interest-bearing deposits	933,207	945,892	958,071	943,549	966,082
Average total borrowings	156,107	91,452	82,502	109,791	82,220
Average interest-bearing liabilities	1,089,314	1,037,344	1,040,573	1,053,340	1,048,302
Average total stockholders’ equity	267,862	284,695	289,988	292,353	301,911

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
SELECTED YIELDS AND COST OF FUNDS (1):
Average earning assets	5.61%	5.58%	5.79%	6.14%	6.38%
Average total loans	5.74	5.86	5.98	6.26	6.46
Average investment securities	4.96	2.97	4.64	5.52	6.47
Average other earning assets	—	2.01	2.01	3.34	4.66

Average interest-bearing deposits	2.13	2.15	2.36	2.69	3.22
Average total borrowings	2.06	3.79	3.86	4.25	5.04
Average interest-bearing liabilities	2.12	2.29	2.48	2.85	3.36

Interest rate spread	3.49	3.29	3.31	3.29	3.02
Net interest margin	3.90	3.80	3.88	3.93	3.80

	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
EARNINGS PER SHARE COMPUTATIONS:
Net income (loss)	$7,908	$(25,082)	$(5,407)	$3,192	$929

Average common shares outstanding	21,736,312	21,829,118	21,952,967	22,101,410	22,429,477
Less: Unearned ESOP shares	(1,622,932)	(1,647,532)	(1,679,927)	(1,704,262)	(1,728,813)
Less: Unvested restricted stock	(387,837)	(434,550)	(434,550)	(434,801)	(575,800)

Weighted average common shares outstanding	19,725,543	19,747,036	19,838,490	19,962,347	20,124,864
Plus: Dilutive common shares equivalents	—	101,318	61,010	5,657	—

Weighted average dilutive shares outstanding	19,725,543	19,848,354	19,899,500	19,968,004	20,124,864

Number of antidilutive stock options excluded from the diluted earnings per share calculation	2,334,804	2,336,803	2,336,803	2,336,803	1,597,400
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$16.51	$17.40

Earnings (loss) per basic share	$.40	$(1.27)	$(0.27)	$0.16	$0.05

Earnings (loss) per diluted share	$.40	$(1.26)	$(0.27)	$0.16	$0.05

N.A. = Not Applicable

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income (loss) of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Gain on sale of Visa stock and Gain on unredeemed Visa stock. The Company believes that the exclusion of these gains, related to the completion of Visa’s IPO in March of 2008, from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Visa Litigation. The Company believes that the exclusion of this litigation expense due to our proportionate share of Visa litigation charges from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Loss on Impairment of Securities. The Company believes that the exclusion from its net income (loss) of the impairment loss on our Freddie Mac preferred stocks, based on our determination that the unrealized loss that existed with respect to these securities constituted an other-than-temporary impairment, facilitates the comparison of the Company’s operating results to the Company’s historical performance. Any deferred tax valuation reserve related to the loss on impairment will also be excluded from net income (loss).

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income (loss) for a period, adjusted to exclude these items, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income (loss), adjusted to exclude these items, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income (loss), adjusted to exclude these items, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income, adjusted to exclude these gains.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2008 AND 2007	Three months ended December 31,		Year ended December 31,
	2008	2007	2008	2007
Core Operating Income:
Net Income (Loss)	$7,908	$929	$(19,389)	$7,155

Adjustments:
Equity-based compensation and benefits	833	1,219	4,636	5,084
Amortization of core deposit intangible	440	464	1,784	1,879
Gain on sale of VISA stock	—	1,240	(1,385)	1,240
Gain on unredeemed Visa stock	—	—	(1,240)	—
Loss on impairment of securities	—	—	35,919	—
Tax effect on adjustments assuming 39.745% tax rate	(506)	(1,162)	(16,277)	(3,260)
Deferred tax valuation reserve on loss on impairment of securities	(10,087)	—	—	—

Core Operating Income (Loss)	$(1,412)	$2,690	$5,288	$12,098

Return on assets (ratio of net income (loss) to average total assets) (1)	2.14%	0.25%	(1.33)%	0.47%
Core return on assets (ratio of core operating income to average total assets) (1)	(0.38)%	0.72%	0.36%	0.79%

Return on equity (ratio of net income (loss) to average equity) (1)	11.81%	1.23%	(6.84)%	2.30%
Core return on equity (ratio of core operating income to average equity) (1)	(2.11)%	3.56%	1.86%	3.88%

Diluted earnings (loss) per common share	$0.40	$0.05	$(0.98)	$0.35
Core dilutive earnings per common share	$(0.07)	$0.13	$0.27	$0.59

Core Noninterest Expenses:
Noninterest Expenses	$14,796	$14,311	$88,622	$52,482
Adjustments:
Equity-based compensation and benefits	(833)	(1,219)	(4,636)	(5,084)
Amortization of core deposit intangible	(440)	(464)	(1,784)	(1,879)
Visa litigation	—	(1,240)		(1,240)
Loss on impairment of securities	—	—	(35,919)	—

Core Noninterest Expenses	$13,523	$11,388	$46,283	$44,279

Noninterest expense to average total assets (1)	4.00%	3.86%	6.06%	3.42%
Core noninterest expense to average total assets (1)	3.66%	3.07%	3.16%	2.89%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	98.24%	92.05%	142.30%	82.91%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	89.79%	73.25%	77.59%	69.95%

(1)	Annualized for the three-month periods.

FOR THE LATEST FIVE QUARTERS	2008				2007
	IVQ	IIIQ	IIQ	IQ	IVQ
Core Operating Income:
Net Income (Loss)	$7,908	$(25,082)	$(5,407)	$3,192	$929
Adjustments:
Equity-based compensation and benefits	833	1,350	1,179	1,249	1,219
Amortization of core deposit intangible	440	446	446	452	464
Gain on sale of VISA stock	—	—	—	(1,385)	—
Gain on unredeemed Visa stock	—	—	—	(1,240)	1,240
Loss on impairment of securities	—	24,844	11,075	—	—
Tax effect on adjustments assuming 39.745% tax rate	(506)	(10,588)	(5,047)	367	(1,162)
Deferred tax valuation reserve on loss on impairment of securities	(10,087)	10,087	—	—	—

Core Operating Income (Loss)	$(1,412)	$1,057	$2,246	$2,635	$2,690

Return on assets (ratio of net income (loss) to average total assets) (1)	2.14%	(6.93)%	(1.49)%	0.87%	0.25%
Core return on assets (ratio of core operating income to average total assets) (1)	(0.38)%	0.29%	0.62%	0.72%	0.72%

Return on equity (ratio of net income (loss) to average equity) (1)	11.81%	(35.24)%	(7.46)%	4.37%	1.23%
Core return on equity (ratio of core operating income to average equity) (1)	(2.11)%	1.48%	3.10%	3.61%	3.56%

Diluted earnings (loss) per common share	$0.40	$(1.26)	$(0.27)	$0.16	$0.05
Core dilutive earnings (loss) per common share	$(0.07)	$0.05	$0.11	$0.13	$0.13

Core Operating Expenses:
Noninterest Expenses	$14,796	$37,345	$23,253	$13,228	$14,311
Adjustments:
Equity-based compensation and benefits	(833)	(1,350)	(1,179)	(1,249)	(1,219)
Amortization of core deposit intangible	(440)	(446)	(446)	(452)	(464)
Visa litigation	—	—	—	—	(1,240)
Loss on impairment of securities	—	(24,844)	(11,075)	—	—

Core Noninterest Expenses	$13,523	$10,705	$10,553	$11,527	$11,388

Noninterest expense to average total assets (1)	4.00%	10.32%	6.39%	3.60%	3.86%
Core noninterest expense to average total assets (1)	3.66%	2.96%	2.90%	3.13%	3.07%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	98.24%	253.46%	160.33%	73.57%	92.05%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	89.79%	72.66%	72.77%	75.08%	73.25%

(1)	Annualized for the three-month periods.